                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4537
                                                     -----------

                       Liberty All-Star Growth Fund, Inc.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

             One Financial Center, Boston, Massachusetts      02111
           -----------------------------------------------------------
              (Address of principal executive offices)     (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                   -------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   --------------------

Date of fiscal year end: 12/31/04
                        ---------------

Date of reporting period: 12/31/04
                         --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

MULTIPLE MANAGERS

[GRAPHIC]

EXCHANGE TRADED

[GRAPHIC]

[GRAPHIC]

ALIGNMENT AND OBJECTIVITY

[GRAPHIC]

QUARTERLY DISTRIBUTIONS

[GRAPHIC]

INSTITUTIONAL QUALITY

[GRAPHIC]

MONITORING AND REBALANCING

LIBERTY ALL-STAR GROWTH FUND 2004 ANNUAL REPORT

[ALL STAR(R) GROWTH FUND LOGO]

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[GRAPHIC]

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

Only one fund offers:

- A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

- Exposure to the industries that make the U.S. economy the world's most dynamic

-  Access to institutional quality investment managers

-  Objective and ongoing manager evaluation

-  Active portfolio rebalancing

-  A quarterly fixed distribution policy

- Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.

CONTENTS


1               President's Letter

4               Editorial Feature: Fund Fundamentals

10              Investment Managers/Portfolio Characteristics

11              Manager Roundtable

17              Investment Growth

18              Table of Distributions and Rights Offerings

19              Top 20 Holdings and Economic Sectors

20              Major Stock Changes in the Fourth Quarter

21              Schedule of Investments

27              Financial Statements

30              Financial Highlights

32              Notes to Financial Statements

35              Report of Independent Registered Public Accounting Firm

36              Automatic Dividend Reinvestment and Cash Purchase Plan

37              Tax Information

38              Directors and Officers

INSIDE BACK
COVER           Fund Information

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                               FEBRUARY 2005

Two thousand four was a comparatively quiet year for domestic equity markets, with generally positive returns for growth stock investors. Equity investors remember all too well the roaring market of the late 1990s, the bear market of 2000-2002 and the strong rebound of 2003. In that light, a less volatile, relatively uneventful year may have been a welcome respite.

     The table that follows demonstrates that the Fund moderately outperformed large cap growth stocks in 2004. However, it lagged the strong performance posted by small and mid-cap growth stocks. Much of the reason for the underperformance relative to small and mid-cap stocks can be traced to better returns from lower quality, high beta stocks, a point we will discuss further momentarily.

FUND STATISTICS
PERIODS ENDING DECEMBER 31, 2004         4TH QUARTER            2004               3 YEARS            5 YEARS
LIBERTY ALL-STAR GROWTH FUND, INC.

Year End Net Asset Value (NAV)                                 $6.29
Year End Market Price                                          $6.61
Year End Premium                                                5.1%
Distributions                               $0.15              $0.63               $1.88               $4.14
Market Price Trading Range              $6.11 to $6.80     $5.51 to $7.70      $4.38 to $8.78     $4.38 to $12.56
Premium/(Discount) Range                 10.9% to 3.9%      13.8% to 0.7%     13.8% to (10.2)%    13.8% to (23.9)%

PERFORMANCE SUMMARY
PERIODS ENDING DECEMBER 31, 2004                             4TH QUARTER      2004        3 YEARS*    5 YEARS*
Shares Valued at NAV                                             10.7%         7.0%          1.1%       (4.5)%
Shares Valued at NAV with Dividends Reinvested                   10.7%         6.7%          1.3%       (4.0)%
Shares Valued at Market Price with Dividends Reinvested          10.5%         6.9%          2.9%        1.3%
Lipper Multi-Cap Growth Mutual Fund Average                      12.1%        10.7%          1.9%       (7.5)%
    Category Percentile Rank (1=best; 100=worst)                 67th         82nd          57th        33rd
Russell Growth Indices
    Largecap                                                      9.2%         6.3%         (0.2)%      (9.3)%
    Midcap                                                       13.9%        15.5%          6.2%       (3.4)%
    Smallcap                                                     15.1%        14.3%          5.8%       (3.6)%
Nasdaq Composite Index                                           14.9%         9.1%          4.2%      (11.4)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume that all of the Fund's rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

(*)  Average annual returns.

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     Returning to 2004, it was a year of few surprises, and for every bit of good news there seemed to be an offsetting negative. The presidential election in effect neutralized the stock market for three quarters, leaving the S&P 500 Index just about flat through nine months (+1.5 percent through September 30). Another newsworthy item was the Federal Reserve reversing its highly accommodative monetary policy by hiking its target Fed funds rate five times beginning in June, raising that key short-term rate from 1.0 percent to 2.25 percent. Those hikes have had relatively little impact on financial markets, as the Fed had been carefully telegraphing its intentions so as not to catch investors off guard. The dollar has fallen--thus far in an orderly manner, mitigating the potential for a sharp sell-off in dollar denominated assets.

     Higher cost oil extracted its measure of pain--a barrel of crude moving close to $56 in October--but inflation, while at its highest since 2000, remained quiescent (+3.3 percent as measured by the Consumer Price Index). In addition, key economic indicators suggest continued growth in consumer and corporate spending. Iraq remains a painful reminder of the world that we live in, but terrorist actions--except for events such as the tragic bombings in Spain and Russia--were muted.

CORPORATE EARNINGS REMAIN STRONG

On the corporate front, earnings topped out in the first quarter, but to an extent that was to be expected after the unsustainably strong recovery in 2003. By the time fourth quarter figures are tallied, earnings should be up about 20 percent for the year. The energy, utility and telecom sectors were the best performers among the 10 sectors that make up the S&P 500 Index, while the sectors that lagged were health care, information technology and consumer staples.

     A look beneath the surface reveals a few key points about the Fund vis-a-vis overall market performance in recent years. First, it has been a difficult period for growth stock investors in general. In 2004, value topped growth by a good margin in all three capitalization ranges--large, mid- and small cap. Looking back, during the very strong bull market of the second half of the 1990s, growth stocks consistently outperformed value stocks. Since 2000, the trend has largely been reversed--in fact, value has outperformed growth for the fifth straight year. Today, some investors consider value stocks to be as fully valued as growth stocks were in the latter '90s. I am not going to predict an imminent turnaround and a resumption of leadership by growth stocks, but such a reversion to the mean is overdue, on an historic basis. As well, the Fund's three growth managers express some feelings on this topic in our annual Manager Roundtable, which begins on page 11.

LOWER QUALITY STOCKS OUTPERFORM

Another point that needs to be made concerns the issue of quality. Lower quality stocks have generally been outperforming high quality ones. This was to be expected in last year's recovery, as rapidly improving economic conditions considerably reduced the high-risk premiums commanded by low quality companies during the last recession. The highly accommodative monetary policy provided by the Federal Reserve not only pushed short-term interest rates to 40-year lows, but also collapsed yield spreads for low quality borrowers. This allowed highly leveraged companies to access the credit markets, affording them a good deal more financial flexibility. What is a little curious is that lower quality stocks outperformed through the first three quarters of 2004, even as the Federal Reserve began raising short-term rates, signaling a move away from its highly accommodative monetary stance. There were signs during the fourth quarter that investors were beginning to focus more on earnings quality and sustainability. We would not be surprised if that trend were to continue, given the backdrop of slower profit growth coupled with an environment of tighter liquidity.

     Further, it is worth pointing out that the Fund's investment managers are going to maintain their quality orientation and not try to chase performance. How did that impact 2004? Last year, stocks from certain sectors that are not traditional

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[PHOTO OF FRED H. WOFFORD, WILLIAM R. PARMENTIER JR., MARK T. HALEY]

OFFICERS OF LIBERTY ALL-STAR GROWTH FUND, FROM LEFT: FRED H. WOFFORD, VICE PRESIDENT - OPERATIONS; WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; AND MARK T. HALEY, CFA, VICE PRESIDENT - INVESTMENTS.

growth areas led the market. Energy and industrials are prime examples. Stocks from these sectors, although not a large component of the growth indices, were sizable contributors to return. On the other hand, traditional growth industries--such as information technology and health care--lagged in 2004. Our belief is that a better environment for growth stocks in general and quality growth stocks in particular will benefit the Fund. On the longer term, the Fund ranks in the top one-third of the Lipper Multi-Cap Growth Mutual Fund universe over the past five years. Our goal will be to return the Fund's short-term performance to such a level.

     As we look ahead, we believe the Fund's basic structure--a closed-end, multi-managed Fund providing shareholders with access to institutional quality investment managers and exposure to the full capitalization spectrum of high quality growth stocks--will serve investors well. Likewise, management and ongoing monitoring by the Fund manager, Liberty Asset Management Company (LAMCO), ensure alignment with shareholder interests and that the investment managers are meeting expectations. A fuller description of the Fund's unique attributes may be found in this Annual Report's feature section, which immediately follows this letter. I encourage you to review it.

     In summary, we believe the Fund is well positioned to benefit from its high quality orientation and the managers' adherence to their investment disciplines and processes. We have been through a period that is anomalous in the long history of the stock market, and a return to traditional quality growth stock leadership should prove rewarding.

     We at LAMCO pledge to continue our best efforts on behalf of Fund shareholders. Indeed, managing with our shareholders' best interests first and foremost is what we do every day. As always, we thank you for your ongoing support of the Fund.


Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

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FUND FUNDAMENTALS

[GRAPHIC]

Multiple Managers

Large institutional investors--pension funds, endowments and foundations, for example--employ multiple portfolio managers to make investment decisions. These large investors establish investment policy and objectives and then retain well-qualified investment managers to implement the policy according to their guidelines.

     Liberty All-Star Growth Fund is managed in much the same way. The Fund's advisor, Liberty Asset Management Company (LAMCO), allocates the Fund's assets among three growth stock managers. Growth managers concentrate on companies with high expected sales and earnings growth that are often leaders in expanding sectors of the economy. Why three managers practicing the same style? Because even within the growth style performance can vary by capitalization. Liberty All-Star Growth Fund provides investors with exposure to all three capitalization ranges: small cap, mid-cap and large cap. This diversifies the portfolio and can dampen the higher volatility that comes with having a single growth manager.

AS ADVISOR TO THE ALL-STAR GROWTH FUND, LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS. LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

[GRAPHIC]

Exchange Traded

Liberty All-Star Growth Fund is a closed-end investment company with a fixed number of shares that trade on the New York Stock Exchange and on other exchanges. By contrast, open-end mutual funds create and redeem shares continuously as money flows into or out of the fund and are not traded on stock exchanges.

     In recent years, closed-end, exchange-traded funds have become increasingly popular because they offer several advantages to investors. Taking Liberty All-Star Growth Fund as an example, Fund shares are bought and sold just like shares of other publicly traded companies. The price of a share is determined by supply and demand and pricing is continuous--not just end-of-day, as is the case with open-end funds. Fund shares trade frequently, there are no annual sales fees and expense ratios are often lower than many open-end funds. While many exchange-traded funds are passive investments whose return is based on the performance of an index, Liberty All-Star Growth Fund is actively managed by its three investment managers. From their perspective, the Fund's closed-end structure is advantageous because they have the confidence of knowing they will not experience sharp inflows or outflows of assets and thus are able to focus on the long-term investment merits of their portfolio.

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[GRAPHIC]

Alignment and Objectivity

Alignment with shareholders' best interests and objective decision-making are two fundamental principles to which LAMCO, the Fund's advisor, is dedicated. A constant focus on these two standards helps to ensure that all the myriad decisions involved in the management of the Fund are made openly and equitably. The Fund's sole goal is better and more consistent long-term total returns for its shareholders, which LAMCO pursues by constructing a diversified line-up of growth style managers who practice varying strategies and focus on stocks in different capitalization ranges.

     A series of checks and balances ensures the integrity of that goal. There are no in-house loyalties or external alliances to stand in the way. The Fund is governed by an independent Board of Directors that is elected by and responsible to the shareholders. The Fund's three investment managers are retained by the Fund, but make independent buy and sell decisions. They know, however, that LAMCO monitors their performance and adherence to their growth style of investing and will replace them if such action is warranted. In addition, the LAMCO officers involved in day-to-day management of the Fund are incented to act in investors' best interests because they too are shareholders and a portion of their compensation is tied to Fund performance.

[GRAPHIC]

Institutional Quality

Liberty All-Star Growth Fund is intended to bring institutional quality investing to individual investors. Multi-management is one strategy large institutions use to manage their portfolios that the Fund brings to individual investors. There are several others, however.

     One is manager quality. All-stars are proven performers in their field...a select group that stands apart. Since assuming complete management of the Fund in November 1995, LAMCO has sought investment managers who meet its rigorous criteria. LAMCO selects investment management firms for the Fund after an extensive review of their background and track record, including the firm's investment philosophy, process, people and performance. As investors in any type of fund have learned, manager selection is perhaps the critical decision. The managers LAMCO retains for the Fund principally serve institutional clients and are generally not accessible to individual investors. The Fund's institutional size and professional reputation can provide shareholders with access to these leading managers.

     LAMCO overlays another level of quality. There are thousands of investment management firms from which to choose, and their long-term investment performance varies widely. In researching and retaining managers, LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment field. Similarly, LAMCO's continuous monitoring ensures that the managers meet expectations.

[GRAPHIC]

Monitoring and Rebalancing

Two significant phases of ongoing Fund management are monitoring and rebalancing. These are disciplines that individual investors should practice--but often don't, owing to a lack of time or expertise. LAMCO adds value for Fund shareholders by performing both.

     Monitoring is a continuous process in which LAMCO routinely reviews the investment managers. Constant vigilance is required to ensure that each portfolio manager is performing as expected. Investment returns are closely watched, but are not the only factor that is monitored. Firm ownership and key personnel can change, for example, introducing new decision-makers. Market pressures may lead a manager to deviate from its espoused growth strategy. LAMCO's active monitoring guards against these possibilities. We analyze the Fund's investment managers' trading activity and the characteristics of their portfolio holdings to confirm that they are adhering to their strategy and performing well compared to their peers.

     Periodic rebalancing maintains the Fund's structural integrity and is a well- recognized investment discipline. Owing to shifting market sentiment and their differing styles and strategies, the investment managers will perform differently over time. This can unbalance the intended composition of the Fund's investment portfolio. When this happens, LAMCO "locks in" profits by taking assets from the outperforming managers and giving them to those whose strategy and capitalization focus have temporarily lagged. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's.

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[GRAPHIC]

Quarterly Distributions

Since 1997, the Fund has followed a policy of paying annual distributions on its common stock at a rate of 10 percent of the Fund's net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

     Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and the payout policy complement one another.

     Recognizing the diverse needs of the Fund's shareholders, the Fund also offers an Automatic Dividend Reinvestment and Cash Purchase Plan. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time. The Cash Purchase feature allows shareholders to make additional investments in the Fund on a monthly basis. The Fund rounds out its services for shareholders by providing a range of tools, such as a Web site at www.all-starfunds.com; communications, such as monthly updates and quarterly reports; and investor assistance via toll-free telephone at 1-800-LIB-FUND.

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

[CHART]

M.A. WEATHERBIE & CO., INC.
Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C.
Companies that have demonstrated consistently high rates of growth and profitability.

MANAGERS' DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2004
(UNAUDITED)

MARKET CAPITALIZATION SPECTRUM
SMALL                         LARGE

[CHART]

                                         S&P/BARRA GROWTH:
                             SMALLCAP         MIDCAP         LARGECAP         M.A.                     WILLIAM        TOTAL
                            600 INDEX       400 INDEX       500 INDEX      WEATHERBIE        TCW        BLAIR         FUND
Number of Holdings                241               182           178              58           48          37           138*

Weighted Average Market
Capitalization
(billions)                    $   1.5        $      3.8     $   121.7      $      2.5     $   19.6     $  55.0      $   25.1

Average Five-Year
Earnings Per Share
Growth                             14%               16%           17%             17%          37%         16%           22%

Dividend Yield                    0.7%              0.9%          1.6%            0.3%         0.3%        0.7%          0.4%

Price/Earnings Ratio               23x               23x           22x             26x          37x         23x           27x

Price/Book Value Ratio            3.9x              4.3x          5.1x            4.4x         6.4x        5.5x          5.3x

*  Certain holdings are held by more than one manager.

                                                              MANAGER ROUNDTABLE

THE FUND'S MANAGERS LOOK AT 2004 AND 2005, AS WELL AS AT LONGER-TERM TRENDS INFLUENCING STOCKS BY STYLE AND CAPITALIZATION

THOUGH NOT AS STRONG AS 2003, 2004 TURNED OUT TO BE A SATISFACTORY YEAR, THANKS TO A STRONG FOURTH QUARTER. ONCE AGAIN, THE MANAGERS REMAINED TRUE TO THEIR INVESTMENT DISCIPLINES --UNSWAYED BY THE SURPRISING ABILITY OF LOWER QUALITY STOCKS TO POST HIGHER RETURNS THAN HIGHER QUALITY ISSUES. HERE, THEY DISCUSS 2004 AND 2005, AS WELL AS LONGER-TERM TRENDS, AND IDENTIFY A STOCK THEY LIKE FOR THE YEAR AHEAD.

Continuing an annual tradition, the Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to moderate a roundtable with the Fund's three investment managers. As would be expected, there is commonality to the managers' comments because they are all growth style investors. However, in reading this roundtable, Fund shareholders should make note of differences, as well--for example, the managers' comments about the 2004 performance advantage of small and mid-cap growth stocks over large cap growth stocks. As well, the managers look at a longer-term trend of great interest to growth investors, namely five years of outperformance by value stocks and factors that may change it. The participating investment managers and their investment styles are:

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2005) AND ARE SUBJECT TO CHANGE.

M. A. WEATHERBIE & CO., INC.

PORTFOLIO MANAGER/Matthew A. Weatherbie, CFA,
President and Founder
INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

PORTFOLIO MANAGER/Douglas S. Foreman, CFA,
Chief Investment Officer U.S. Equities
INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.

PORTFOLIO MANAGER/John G. Jostrand, CFA, Principal
INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

"TWO THOUSAND FOUR...WAS AN ODD YEAR IN THAT THE FIRST QUARTER WAS SPECULATIVE... THE MIDDLE OF THE YEAR WAS MARKED BY ANXIETY...AND THE FOURTH QUARTER AGAIN WAS SOMEWHAT SPECULATIVE IN OUR VIEW."

MATT WEATHERBIE,
M.A. WEATHERBIE

LAMCO: Having all the managers in a roundtable is an excellent opportunity for Fund shareholders to compare the varying growth investment approaches that are present in the Fund. Thus, we'd like to open by asking each of you to summarize your investment philosophy and approach. Let's go by capitalization size, from small to large. That means starting off with you, Matt Weatherbie.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH):
We are growth stock investors: We seek to invest in the best smaller capitalization growth companies in America. This means companies with some seasoning, a significant competitive advantage, high inherent profitability, financial strength and proven entrepreneurial management. Our process is bottom-up and emphasizes both detailed financial analysis and field research to assess the quality of a company's business model and management. We use a disciplined, proven set of stock valuation techniques to determine good investment value.

LAMCO: Doug Foreman, summarize your approach, will you please?

FOREMAN (TCW - MID-CAP GROWTH): We're aggressive growth investors. We're looking for companies with the potential for positive earnings surprise and that have outstanding business models. Those are our two key criteria. We believe that a stock is only truly mispriced in the marketplace if the Wall Street consensus has expectations in terms of growth rate and earnings per share (EPS) that are below our own. That gap between what our estimates are based on our fundamental work and what Wall Street expects and will pay for is our alpha, or our ability to consistently outperform. Overall, our batting average for finding companies that have sound business models is pretty high, which means the growth these companies are generating is sustainable and capable of beating expectations.

LAMCO: John Jostrand, tell us about the William Blair large cap growth approach.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): William Blair employs a quality growth approach and a bottom-up fundamental research process. We define a quality growth company as one exhibiting superior, long-term earnings growth combined with a proven and sustainable competitive advantage from a market/brand position, proprietary product or technology position, or a unique asset base. These companies generally exhibit superior profitability, high reinvestment rate, low financial leverage, consistency of returns and strong management. We have a team of experienced analysts, who are organized into sector teams and led by a portfolio manager.

LAMCO: That's a great start. Let's turn to the year just past. As we look back, 2004 was one of those years in which consensus estimates among investment managers appear to have played out in reality--that is, for steady, but moderate gains in the 6 percent range for large cap growth indices such as the Russell 1000 Growth, with small and mid-cap growth stocks providing better returns in the 10 to 12 percent range. How do you assess the year from the perspective of your own style and strategy? John Jostrand, let's ask you to lead off.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Our style had to sail through a headwind over the past couple of years. Quality stocks entered one of the periodic "out of favor" stages during 2003 and the first half of 2004, as did large capitalization companies. The low interest rate environment, along with investors shifting to a more speculative level, contributed to higher beta stocks' outperformance during the early stage of the market rebound.

"TWO THOUSAND FOUR WAS A YEAR OF GOOD ECONOMIC PROGRESS IMPEDED SLIGHTLY BY MACRO EVENTS...MOST IMPORTANTLY, THE PRICE OF A BARREL OF CRUDE OIL GOING FROM AROUND $30 TO NEARLY $56 IN OCTOBER..."

DOUG FOREMAN,
TCW

     In 2004, Standard and Poor's earnings posted 19.2 percent growth from the previous year. Federal Reserve Chairman Alan Greenspan followed through on his pledge to get short rates up, and we believe him when he says he will do it again. Rising rates are usually coupled with slower rates of growth in earnings as competition for capital becomes keener. We are expecting that short-term interest rates--such as the Fed funds rate and Treasury bills--will continue to rise, placing pressure on the lower quality, more highly leveraged companies. During a more normal economic environment, quality companies should return to a premium valuation because of their quality characteristics.

LAMCO: Let's go to the opposite end of the capitalization range and hear from our small cap manager.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): Two thousand four ended with us being reasonably satisfied with low double-digit returns from our strategy. However, it was an odd year in that the first quarter was speculative due to the prior unprecedented reduction in short-term interest rates by the Federal Reserve while the middle of the year was marked by anxiety about the war in Iraq and the upcoming presidential election. The fourth quarter again was somewhat speculative in our view. Overall, the solid 22 percent earnings growth from companies in our portfolio drove our returns.

LAMCO: Doug Foreman, as the Fund's mid-cap manager you're "in the middle." What's your assessment of 2004?

FOREMAN (TCW - MID-CAP GROWTH): Two thousand four was a year of good economic progress impeded slightly by macro events, such as the war in Iraq, five increases in short-term interest rates by the Fed, the uncertainty of the presidential election and, most importantly, the price of a barrel of crude oil going from around $30 to nearly $56 in October before settling back a little. In a nutshell, all of those factors created doubt in investors' minds until October, November and December, when we saw some terrific returns. Investors once again focused on earnings, and concluded they were pretty good. Because of the uncertainty, a lot of investors focused on dividends last year, and as a result value stocks--such as utilities, energy companies and real estate investment trusts--outperformed growth stocks across the capitalization spectrum. By contrast, technology, biotech and other growth sectors are valued more on pure growth and they didn't do as well last year.

LAMCO: Interesting perspectives about lower quality being in favor, along with market leadership from unusual quarters of the market. Two thousand five may be shaping up as 2004's opposite, in that there is little consensus among investors. The bulls and bears can both make compelling cases. Recognizing that the Fund's managers primarily take a bottom-up approach, what are your overall thoughts about '05? Doug, let's stay with you.

FOREMAN (TCW - MID-CAP GROWTH): Mid-cap growth should be well positioned for 2005. Growth wasn't the leader in 2004 and there isn't any undue speculation occurring in the growth area. To the extent there's any euphoria in the stock market, I think it's centered in the value area, as I just mentioned. So, I think mid-cap growth is quite well positioned for good return. I'm particularly optimistic about the semiconductor area in 2005 after the inventory buildup that occurred in 2004. That has been corrected to a large extent and I think the outlook there is good. I don't expect corporate profits to be quite as robust, but they should be OK. As to interest rates, I think the Fed will continue to raise short-term rates to 3.5 percent or so, maybe a little more. But I think that's already been factored into investors' outlooks.

"QUALITY STOCKS ENTERED ONE OF THE PERIODIC 'OUT OF FAVOR' STAGES DURING 2003 AND THE FIRST HALF OF 2004, AS DID LARGE CAPITALIZATION COMPANIES."

JOHN JOSTRAND,
WILLIAM BLAIR

LAMCO: How do you view 2005 from the small cap perspective, Matt Weatherbie?

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): We are bottom-up investors and will make no change in our philosophy and process for 2005. In my opinion, however, the once-in-a-generation era of extremely low short-term interest rates is ending. The economy is back on solid footing and the Fed has been tightening by 25 basis points at every meeting beginning in June 2004. It likely won't stop until rates are at a more neutral level of 3.0 to 3.5 percent. We believe this may well dampen speculation and "carry trade" investing and cause investors to increasingly seek out superior businesses with organic revenue and earnings per share growth.

LAMCO: John Jostrand, how do you see things unfolding?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Overall, valuations are OK. The S&P 500 Index is trading under 17 times 2005 forecast earnings, while inflation is at a moderate level. We feel that earnings growth will be in the 8 to 10 percent range. At that rate, companies are trading at a fair rate of 17 times forecast earnings, and we expect the market to expand with earnings growth.

LAMCO: What are the one or two macro factors--for example, interest rates, energy costs, raw materials/commodities, geopolitical tensions or corporate earnings--that you believe investors should watch in '05 as positive or negative influences insofar as stock market performance is concerned? Let's take that one in capitalization order, large to small.

"I BELIEVE A STOCK MARKET ENVIRONMENT WITH SHORT-TERM INTEREST RATES ONCE AGAIN IN MORE NEUTRAL TERRITORY WILL ALLOW LEADERSHIP TO ROTATE TO GROWTH ONCE AGAIN."

MATT WEATHERBIE,
M.A. WEATHERBIE

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): In our opinion, the key issue to watch will be the interest rate environment. We're not so much looking at the short end--as we expect the Federal Reserve to continue raising rates--but more at the 10-year. Lower interest rates have allowed the consumer to support the post-bubble economy. Businesses took advantage of the lower rates to shore up balance sheets. More recently, they have begun to increase their capital spending. The duration of the economic recovery may depend solely on business spending if a rise in long-term rates dampens the consumer.

     As for commodity price increases, we feel that the combination of continued productivity and global sourcing should offset the inflationary pressures from the commodity or materials sector. With moderate inflation in place, we are optimistic that rates will not increase to the point of suffocating the expansion.

FOREMAN (TCW - MID-CAP GROWTH): For growth to do better, we need less uncertainty regarding the macro factors that restrained the market in 2004 and we need energy prices to stay reasonably moderate. If we see oil in the $40 per barrel range a lot of the money that has been plowed into the energy sector will plow back out, and it will have to go somewhere else.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): I believe investors should watch interest rates and corporate earnings among macro factors insofar as stock market performance is concerned. Consensus expectations are for slowing but still positive earnings growth for the S&P 500 companies--perhaps up 7 to 9 percent in 2005--and for short rates to rise to perhaps 3.5 percent, but for long rates not to increase much at all. Positive or negative surprises relative to these expectations will affect the market's performance.

LAMCO: One of the more intriguing trends of recent years has been growth versus value. Growth reigned supreme in the late '90s, while value has been the story in the early 2000s. Growth lagged value in 2004 for all three capitalization ranges (small, mid- and large) and the same is true for longer periods (3-, 5- and 10-year periods, using the Russell indices as the measure). Reflecting your own capitalization focus for the All-Star Growth Fund in your answer, why has growth lagged in recent years? And, what has to happen for market leadership to rotate to growth once again? Let's go in reverse order, small to large.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): One reason growth may have lagged value is that when the Federal Reserve reduces short-term interest rates to 1 percent and keeps them there for 12 months, it is relatively easy for banks as well as companies with high-cost debt to show good earnings growth. Such companies tend to be in value universes. I believe a stock market environment with short-term interest rates once again in more neutral territory will allow leadership to rotate to growth once again.

FOREMAN (TCW - MID-CAP GROWTH): The fundamentals of areas such as real estate, energy and financials have been very strong over the last several years. Increases in housing and energy prices have provided for significant increases in cash flow for these industries, which have been concentrated in the value indices. Once crude and housing price gains moderate or decline slightly, we should see investor interest rotate back toward more traditional growth areas such as health care and technology.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): With 2004's outperformance of value once again, the 10-year returns on the value indices are now greater than their growth counterparts. At the end of the '90s, growth indices were on top. Many of the sectors in the value index spent years out of favor. Energy companies, a much larger component in value indices, were out of favor for decades. With a tightening of supplies and growing global demand from China and India, energy companies' earnings increased. Another large component of value indices is retail banks. With the steep interest rate curve along with no major bank crisis, banks were in an ideal environment. The contrary is true for the companies that compile the bulk of the growth indices. Technology, the largest sector in the growth indices, suffered many years of excess inventory and slack demand. Health care, primarily large pharmaceuticals, after having many years of new billion-dollar drug patents, were faced with a new product drought. The fundamental changes in different industries' growth prospects is changing, and companies that once resided in a Russell growth index are migrating to value and vice versa. While this drifting takes place, intuitively it makes sense that valuations will be similar for the different styles. Historically, growth companies' higher quality characteristics have traded at a premium to value companies. That may not be entirely the case this time around as the ground shifts. However, the outperformance by value companies has now brought their valuations in-line with their growth counterparts and we feel that the rotation has largely been completed.

"I THINK THE FED WILL CONTINUE TO RAISE SHORT-TERM RATES TO 3.5 PERCENT OR SO, MAYBE A LITTLE MORE. BUT I THINK THAT'S ALREADY BEEN FACTORED INTO INVESTORS' OUTLOOKS."

DOUG FOREMAN,
TCW

LAMCO: Thoughtful answers, all. The other trend, of course, has been outperformance by small and mid-cap stocks over large cap stocks. Again reflecting your own capitalization range, do you see this continuing, or is a reversal afoot?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): There was an enormous interest in large companies during the '90s that has been corrected over the past five years. The increasingly competitive landscape should bode well for larger capitalization companies that have the deep pockets to compete effectively. Capital will become scarcer with an increased risk posture brought about by a maturing economic cycle and a tighter monetary environment.

FOREMAN (TCW - MID-CAP GROWTH): I believe small and medium sized stocks will continue to modestly outperform large cap stocks in 2005, but not by a wide margin. Corporate profit growth is likely to be positive in 2005 but decelerate year-over-year. Earnings from many small to medium sized companies should grow faster than the average large cap company and, therefore, outperform. Overall economic growth should be favorable, which should provide a favorable backdrop for smaller businesses.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): I believe that small cap growth can continue to outperform. Companies in the S&P 500 are only projected to grow earnings about 7 to 9 percent over the next two years, so these companies are already at a growth disadvantage compared to our smaller cap growth companies, which are growing in excess of 20 percent. In addition, the recent problems at Merck, Pfizer, Marsh & McLennan, Fannie Mae and AIG, among others, highlight to investors that complex business models and opaque accounting can make the largest companies inherently more difficult to analyze independently.

LAMCO: Let's conclude as we did last year when we asked you to name a stock that you added recently to the portion of the All-Star Growth Fund portfolio that you manage and why you added it. Doug Foreman, let's ask our mid-cap manager to lead off.

FOREMAN (TCW - MID-CAP GROWTH): We believe Opsware could be positioned for a breakout year. Opsware is the leading provider of data center automation software for corporations and government. It helps large corporations better manage their servers and networks, and it allows them to reduce their IT staffs and/or put their IT employees to work on higher value strategic projects. It's a solution whose time has come in the corporate enterprise environment, and corporate IT spending should be picking up after a few soft years. Marc Andreessen, who was a founder of Netscape, is the CEO, so there is great leadership and experience at the helm.

"...THE OUTPERFORMANCE BY VALUE COMPANIES HAS NOW BROUGHT THEIR VALUATIONS IN-LINE WITH THEIR GROWTH COUNTERPARTS AND WE FEEL THAT THE ROTATION HAS LARGELY BEEN COMPLETED."

JOHN JOSTRAND,
WILLIAM BLAIR

LAMCO: Matt Weatherbie, tell us about a small cap growth stock that you like.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): We recently added Thor Industries to our portfolio. Thor is the largest, fastest growing, most profitable (22 percent return on equity) manufacturer of recreational vehicles with a 25 percent share of the overall industry--twice the market share of the next largest competitor. The company's brand names include Airstream, Keystone and Dutchman. Industry conditions are favorable and Thor has important competitive advantages, including buying leverage, state-of-the-art engineering, a very entrepreneurial organization and a debt-free balance sheet.

LAMCO: John Jostrand, wrap it up for us, please.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Caremark, the pharmacy benefit management company (PBM) that designs and administers pharmaceutical services, would be our 2005 pick. The company distributes medications to eligible participants in various health benefit plans. Within the PBM landscape, there is a high fixed cost structure, which means larger companies have better leverage and competitive advantage. Caremark should gain synergistic benefits as a result of its recent acquisition of Advanced PCS. With Advanced PCS, Caremark is now close to the largest PBM in the market. Caremark announced a business coup through the signing of the industry's largest contract, the Federal Employee Plan mail order. The increased volume shifts significant competitive power towards Caremark and allows management to be more selective with future contracts. Other potential growth opportunities should arise with the new pharma benefit for seniors coming online in the next year.

LAMCO: Thanks to All.

INVESTMENT GROWTH AS OF DECEMBER 31, 2004

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2004. This 8-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1997.

[CHART]

                        MARKET PRICE GROWTH PLUS         INCLUDES DISTRIBUTION REINVESTMENT
                        DISTRIBUTIONS PAID               AND RIGHTS OFFERING PARTICIPATION
31-Dec-96                    $10,000                                 $10,000
31-Jan-97                    $10,676                                 $10,676
28-Feb-97                    $11,081                                 $11,081
31-Mar-97                    $11,135                                 $11,139
30-Apr-97                    $11,000                                 $11,000
31-May-97                    $12,124                                 $12,134
30-Jun-97                    $12,935                                 $12,990
31-Jul-97                    $14,151                                 $14,275
31-Aug-97                    $14,035                                 $14,132
30-Sep-97                    $15,049                                 $15,230
31-Oct-97                    $14,305                                 $14,425
30-Nov-97                    $14,516                                 $14,663
31-Dec-97                    $14,246                                 $14,363
31-Jan-98                    $14,651                                 $14,814
28-Feb-98                    $15,530                                 $15,791
31-Mar-98                    $16,314                                 $16,660
30-Apr-98                    $16,449                                 $16,814
31-May-98                    $15,757                                 $16,038
30-Jun-98                    $15,892                                 $16,197
31-Jul-98                    $15,959                                 $16,551
31-Aug-98                    $12,870                                 $12,829
30-Sep-98                    $13,681                                 $13,829
31-Oct-98                    $14,357                                 $14,662
30-Nov-98                    $14,895                                 $15,352
31-Dec-98                    $15,165                                 $15,695
31-Jan-99                    $15,030                                 $15,524
28-Feb-99                    $14,827                                 $15,266
31-Mar-99                    $14,622                                 $15,006
30-Apr-99                    $14,689                                 $15,094
31-May-99                    $14,968                                 $15,447
30-Jun-99                    $15,441                                 $16,084
31-Jul-99                    $15,441                                 $16,083
31-Aug-99                    $14,538                                 $14,861
30-Sep-99                    $14,605                                 $14,955
31-Oct-99                    $14,943                                 $15,422
30-Nov-99                    $14,738                                 $15,127
31-Dec-99                    $15,819                                 $16,668
31-Jan-00                    $15,481                                 $16,186
29-Feb-00                    $15,414                                 $16,090
31-Mar-00                    $16,368                                 $17,458
30-Apr-00                    $16,232                                 $17,259
31-May-00                    $15,914                                 $16,727
30-Jun-00                    $17,670                                 $19,379
31-Jul-00                    $17,197                                 $18,665
31-Aug-00                    $18,600                                 $20,787
30-Sep-00                    $18,465                                 $20,577
31-Oct-00                    $17,924                                 $19,737
30-Nov-00                    $16,186                                 $17,020
31-Dec-00                    $15,781                                 $16,369
31-Jan-01                    $16,973                                 $18,281
28-Feb-01                    $16,346                                 $17,328
31-Mar-01                    $15,146                                 $15,346
30-Apr-01                    $16,303                                 $17,257
31-May-01                    $16,843                                 $18,181
30-Jun-01                    $16,486                                 $17,576
31-Jul-01                    $16,659                                 $17,869
31-Aug-01                    $15,319                                 $15,729
30-Sep-01                    $13,773                                 $13,091
31-Oct-01                    $14,497                                 $14,371
30-Nov-01                    $15,405                                 $15,978
31-Dec-01                    $15,578                                 $16,291
31-Jan-02                    $15,762                                 $16,652
28-Feb-02                    $15,330                                 $15,849
31-Mar-02                    $16,108                                 $17,294
30-Apr-02                    $15,362                                 $15,909
31-May-02                    $15,189                                 $15,644
30-Jun-02                    $14,076                                 $13,518
31-Jul-02                    $12,941                                 $11,351
31-Aug-02                    $13,286                                 $12,034
30-Sep-02                    $12,616                                 $10,720
31-Oct-02                    $12,962                                 $11,398
30-Nov-02                    $13,514                                 $12,506
31-Dec-02                    $12,757                                 $10,983
31-Jan-03                    $12,984                                 $11,440
28-Feb-03                    $12,832                                 $11,135
31-Mar-03                    $13,005                                 $11,492
30-Apr-03                    $13,546                                 $12,608
31-May-03                    $14,054                                 $13,654
30-Jun-03                    $14,638                                 $14,888
31-Jul-03                    $14,822                                 $15,276
31-Aug-03                    $14,270                                 $14,092
30-Sep-03                    $14,454                                 $14,692
31-Oct-03                    $15,016                                 $15,924
30-Nov-03                    $15,178                                 $16,302
31-Dec-03                    $15,308                                 $16,594
31-Jan-04                    $15,870                                 $17,857
29-Feb-04                    $15,784                                 $17,686
31-Mar-04                    $15,686                                 $17,462
30-Apr-04                    $15,784                                 $17,686
31-May-04                    $15,200                                 $16,357
30-Jun-04                    $15,200                                 $16,357
31-Jul-04                    $14,822                                 $15,462
31-Aug-04                    $15,114                                 $16,166
30-Sep-04                    $15,070                                 $16,061
31-Oct-04                    $15,395                                 $16,847
30-Nov-04                    $15,643                                 $17,472
31-Dec-04                    $15,751                                 $17,741

The dark green region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $15,751 (this value includes distributions per share totaling $7.96 during the period).

    The light green region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On three occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $17,741.

TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                         RIGHTS OFFERINGS
                        -----------------------------------------------------
          PER SHARE       MONTH    SHARES NEEDED TO PURCHASE    SUBSCRIPTION
 YEAR   DISTRIBUTIONS   COMPLETED     ONE ADDITIONAL SHARE           PRICE
1997         $   1.24

1998             1.35       July              10                   $   12.41

1999             1.23

2000             1.34

2001             0.92    September             8                        6.64

2002             0.67

2003             0.58    September             8*                       5.72

2004             0.63

* The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

TOP 20 HOLDINGS AND ECONOMIC SECTORS

                                                  AS OF                     AS OF
TOP 20 HOLDINGS (PERCENT OF NET ASSETS)     DECEMBER 31, 2004        SEPTEMBER 30, 2004
eBay, Inc.                                         3.2%                      3.2%
Yahoo! Inc.                                        2.6                       2.8
Bed Bath & Beyond, Inc.                            2.3                       2.4
Maxim Integrated Products, Inc.                    1.7                       2.1
Danaher Corp.                                      1.7                       1.7
UnitedHealth Group, Inc.                           1.6                       1.5
Xilinx, Inc.                                       1.6                       1.8
Paychex, Inc.                                      1.6                       1.6
SLM Corp.                                          1.6                       1.5
Dell, Inc.                                         1.6                       1.5
UTI Worldwide, Inc.                                1.5                       1.5
Fastenal Co.                                       1.5                       1.5
Westwood One, Inc.                                 1.4                       1.2
EchoStar Communications Corp., Class A             1.4                       1.5
Medtronic, Inc.                                    1.4                       1.6
First Data Corp.                                   1.3                       1.6
Univision Communications, Inc., Class A            1.3                       1.5
Lincare Holdings, Inc.                             1.3                       1.0
Juniper Networks, Inc.                             1.2                       1.3
Patterson Companies, Inc.                          1.2                       1.2
                                            -----------------        ------------------
                                                  33.0%                     34.0%
                                            -----------------        ------------------

                                                  AS OF                     AS OF
ECONOMIC SECTORS (PERCENT OF NET ASSETS)    DECEMBER 31, 2004        SEPTEMBER 30, 2004
Information Technology                            31.6%                     32.5%
Consumer Discretionary                            21.7                      21.8
Health Care                                       18.6                      18.2
Industrials                                       11.4                      10.5
Financials                                         8.0                       8.5
Consumer Staples                                   2.9                       3.2
Energy                                             1.8                       1.9
Materials                                          1.6                       1.5
Telecommunication Services                         0.9                       1.5
Other Net Assets                                   1.5                       0.4
                                            -----------------        ------------------
                                                 100.0%                    100.0%
                                            -----------------        ------------------

MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2004.

SECURITY NAME                              PURCHASES (SALES)     SHARES AS OF 12/31/04
PURCHASES

Accenture Ltd., Class A                         70,000                   70,000

Boston Scientific Corp.                         13,355                   13,355

Caremark Rx, Inc.                               22,155                   22,155

Cintas Corp.                                    15,398                   34,705

Foxhollow Technologies, Inc.                    21,200                   21,200

The Goldman Sachs Group, Inc.                    7,000                   13,850

Kyphon, Inc.                                    21,000                   21,000

Thor Industries, Inc.                           22,337                   22,337

VCA Antech, Inc.                                28,352                   28,352

VeriSign, Inc.                                  38,300                   38,300

SALES

eBay, Inc.                                      (6,950)                  44,750

Fannie Mae                                     (18,800)                       0

QLT, Inc.                                      (34,239)                  16,175

SAP AG                                         (20,575)                  24,225

SRA International, Inc., Class A                (9,050)                  18,903

SunGard Data Systems, Inc.                     (71,100)                       0

                                 SCHEDULE OF INVESTMENTS as of December 31, 2004

COMMON STOCKS (98.5%)                                  SHARES       MARKET VALUE
CONSUMER DISCRETIONARY (21.7%)

AUTOMOBILES (1.2%)
Harley-Davidson, Inc.                                   19,550     $   1,187,662
Thor Industries, Inc.                                   22,337           827,586
                                                                   -------------
                                                                       2,015,248
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE (2.7%)
The Cheesecake Factory, Inc. (a)                        48,186         1,564,583
International Speedway Corp., Class A                   22,850         1,206,480
Life Time Fitness, Inc. (a)                             11,961           309,551
P.F. Chang's China Bistro, Inc. (a)                     18,567         1,046,250
Texas Roadhouse, Inc., Class A (a)                      13,034           385,155
                                                                   -------------
                                                                       4,512,019
                                                                   -------------
INTERNET & CATALOG RETAIL (4.3%)
Amazon.com, Inc. (a)                                    36,900         1,634,301
eBay, Inc. (a)                                          44,750         5,203,530
Netflix, Inc. (a)                                       22,007           271,346
                                                                   -------------
                                                                       7,109,177
                                                                   -------------
MEDIA (8.0%)
Cablevision Systems Corp., Class A (a)                  34,751           865,300
Carmike Cinemas, Inc.                                   23,116           843,734
Clear Channel Communications, Inc.                      52,500         1,758,225
Cox Radio, Inc., Class A (a)                            36,700           604,816
DreamWorks Animation SKG, Inc., Class A (a)              6,200           232,562
EchoStar Communications Corp., Class A                  70,600         2,346,744
Getty Images, Inc. (a)                                  28,020         1,929,177
Univision Communications, Inc., Class A (a)             72,840         2,132,027
Westwood One, Inc. (a)                                  87,990         2,369,571
                                                                   -------------
                                                                      13,082,156
                                                                   -------------
MULTI-LINE RETAIL (2.5%)
Dollar Tree Stores, Inc. (a)                            52,909         1,517,430
Kohl's Corp. (a)                                        25,400         1,248,918
Wal-Mart Stores, Inc.                                   24,930         1,316,802
                                                                   -------------
                                                                       4,083,150
                                                                   -------------
SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc. (a)                             93,100         3,708,173
Chico's FAS, Inc. (a)                                    5,800           264,074
The Children's Place Retail Stores, Inc. (a)            26,092           966,187
                                                                   -------------
                                                                       4,938,434
                                                                   -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                              SHARES       MARKET VALUE
CONSUMER STAPLES (2.9%)

BEVERAGES (0.8%)
PepsiCo, Inc.                                           25,200     $   1,315,440
                                                                   -------------

FOOD & STAPLES RETAILING (1.5%)
United Natural Foods, Inc. (a)                          25,181           783,129
Walgreen Co.                                            44,780         1,718,209
                                                                   -------------
                                                                       2,501,338
                                                                   -------------
PERSONAL PRODUCTS (0.6%)
Avon Products, Inc.                                     23,100           893,970
                                                                   -------------

ENERGY (1.8%)

ENERGY EQUIPMENT & SERVICES (0.9%)
CARBO Ceramics, Inc.                                     8,216           566,904
Patterson-UTI Energy, Inc.                              44,983           874,920
                                                                   -------------
                                                                       1,441,824
                                                                   -------------
OIL & GAS (0.9%)
Apache Corp.                                            11,000           556,270
Golar LNG Ltd. (a)                                      19,943           296,951
Suncor Energy, Inc.                                     17,045           603,393
                                                                   -------------
                                                                       1,456,614
                                                                   -------------

FINANCIALS (8.0%)

CAPITAL MARKETS (4.5%)
Affiliated Managers Group, Inc. (a)                     24,153         1,636,124
The Goldman Sachs Group, Inc.                           13,850         1,440,954
Investment Technology Group, Inc. (a)                   18,908           378,160
SEI Investments Co.                                     21,000           880,530
State Street Corp.                                      31,125         1,528,860
T. Rowe Price Group, Inc.                               24,600         1,530,120
                                                                   -------------
                                                                       7,394,748
                                                                   -------------
CONSUMER FINANCE (1.6%)
SLM Corp.                                               48,675         2,598,758
                                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
Financial Federal Corp. (a)                             38,655         1,515,276
                                                                   -------------

INSURANCE (1.0%)
Brown & Brown, Inc.                                     14,873           647,719
Montpelier Re Holdings Ltd.                             12,622           485,316
Platinum Underwriters Holdings Ltd.                     15,928           495,361
                                                                   -------------
                                                                       1,628,396
                                                                   -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                              SHARES       MARKET VALUE
HEALTH CARE (18.6%)

BIOTECHNOLOGY (4.1%)
Affymetrix, Inc. (a)                                    22,100     $     807,755
Amgen, Inc. (a)                                         22,200         1,424,130
Charles River Laboratories International, Inc.           7,741           356,163
Digene Corp. (a)                                        14,400           376,560
Enzon Pharmaceuticals, Inc. (a)                         29,542           405,316
Genentech, Inc. (a)                                     20,600         1,121,464
Martek Biosciences Corp. (a)                            18,295           936,704
Onyx Pharmaceuticals, Inc. (a)                          12,600           408,114
Oscient Pharmaceuticals Corp. (a)                       55,770           203,561
QLT, Inc. (a)                                           16,175           260,094
Vicuron Pharmaceuticals, Inc. (a)                       24,700           430,027
                                                                   -------------
                                                                       6,729,888
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
Alcon, Inc.                                             13,025         1,049,815
Boston Scientific Corp. (a)                             13,355           474,770
CardioDynamics International Corp. (a)                  62,184           321,491
Foxhollow Technologies, Inc. (a)                        21,200           521,308
IntraLase Corp. (a)                                     20,300           476,644
Kyphon, Inc. (a)                                        21,000           540,960
Medtronic, Inc.                                         44,760         2,223,229
PolyMedica Corp.                                        37,786         1,409,040
ResMed, Inc. (a)                                        36,625         1,871,538
Zimmer Holdings, Inc. (a)                               12,895         1,033,147
                                                                   -------------
                                                                       9,921,942
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
Caremark Rx, Inc. (a)                                   22,155           873,572
Express Scripts, Inc., Class A (a)                       6,800           519,792
Lincare Holdings, Inc. (a)                              48,374         2,063,151
Patterson Companies, Inc. (a)                           45,112         1,957,410
UnitedHealth Group, Inc.                                29,890         2,631,217
VCA Antech, Inc. (a)                                    28,352           555,699
                                                                   -------------
                                                                       8,600,841
                                                                   -------------
PHARMACEUTICALS (3.3%)
Allergan, Inc.                                          13,325         1,080,258
Eli Lilly & Co.                                         18,175         1,031,431
Eon Labs, Inc. (a)                                      11,000           297,000
Medicis Pharmaceutical Corp., Class A                   16,770           588,795
MGI Pharma, Inc. (a)                                    24,400           683,444
Nektar Therapeutics (a)                                 26,000           526,240
Pfizer, Inc.                                            43,630         1,173,211
                                                                   -------------
                                                                       5,380,379
                                                                   -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                              SHARES       MARKET VALUE
INDUSTRIALS (11.4%)

AIR FREIGHT & LOGISTICS (1.5%)
UTI Worldwide, Inc.                                     37,235     $   2,532,725
                                                                   -------------

COMMERCIAL SERVICES & SUPPLIES (5.6%)
Bright Horizons Family Solutions, Inc. (a)              15,071           975,998
Cintas Corp.                                            34,705         1,522,161
The Corporate Executive Board Co.                       26,989         1,806,644
Education Management Corp. (a)                          51,391         1,696,417
Robert Half International, Inc.                         33,900           997,677
Universal Technical Institute, Inc. (a)                 26,255         1,000,840
West Corp. (a)                                          38,119         1,262,120
                                                                   -------------
                                                                       9,261,857
                                                                   -------------
CONSTRUCTION & ENGINEERING (0.3%)
Chicago Bridge & Iron Co., N.V.                         10,307           412,280
                                                                   -------------
INDUSTRIAL CONGLOMERATES (0.8%)
General Electric Co.                                    38,000         1,387,000
                                                                   -------------
MACHINERY (1.7%)
Danaher Corp.                                           47,910         2,750,513
                                                                   -------------
TRADING COMPANIES & DISTRIBUTORS (1.5%)
Fastenal Co.                                            39,725         2,445,471
                                                                   -------------

INFORMATION TECHNOLOGY (31.6%)

COMMUNICATIONS EQUIPMENT (3.8%)
Avocent Corp. (a)                                        7,902           320,189
Ixia (a)                                                31,906           536,340
Juniper Networks, Inc. (a)                              75,400         2,050,126
Packeteer, Inc. (a)                                     28,872           417,200
Polycom, Inc. (a)                                       58,383         1,361,492
Research In Motion Ltd. (a)                             19,600         1,615,432
                                                                   -------------
                                                                       6,300,779
                                                                   -------------
COMPUTERS & PERIPHERALS (3.2%)
Dell, Inc. (a)                                          60,750         2,560,005
EMC Corp. (a)                                           76,325         1,134,953
Network Appliance, Inc. (a)                             49,100         1,631,102
                                                                   -------------
                                                                       5,326,060
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Cognex Corp.                                            40,298         1,124,314
National Instruments Corp.                              65,682         1,789,835
                                                                   -------------
                                                                       2,914,149
                                                                   -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                              SHARES       MARKET VALUE
INTERNET SOFTWARE & SERVICES (4.1%)
VeriSign, Inc. (a)                                     38,300      $  1,283,816
WebEx Communications, Inc. (a)                         51,393         1,222,125
Yahoo! Inc. (a)                                       112,800         4,250,304
                                                                   -------------
                                                                      6,756,245
                                                                   -------------
IT SERVICES (5.5%)
Accenture Ltd., Class A (a)                            70,000         1,890,000
CheckFree Corp. (a)                                    19,200           731,136
First Data Corp.                                       51,725         2,200,381
Forrester Research, Inc. (a)                           23,426           420,262
Paychex, Inc.                                          76,985         2,623,649
SRA International, Inc., Class A (a)                   18,903         1,213,573
                                                                   -------------
                                                                      9,079,001
                                                                   -------------
OFFICE ELECTRONICS (1.2%)
Zebra Technologies Corp., Class A (a)                  34,447         1,938,677
                                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.4%)
Altera Corp. (a)                                       32,500           672,750
Intel Corp.                                            45,890         1,073,367
Intersil Corp., Class A                                20,956           350,803
Linear Technology Corp.                                40,415         1,566,485
Maxim Integrated Products, Inc.                        67,000         2,840,130
Microchip Technology, Inc.                             48,400         1,290,344
Mindspeed Technologies, Inc. (a)                       53,100           147,618
Novellus Systems, Inc. (a)                             17,500           488,075
Semtech Corp. (a)                                      43,933           960,815
SiRF Technology Holdings, Inc. (a)                     20,568           261,625
Taiwan Semiconductor Manufacturing Co., Ltd. (b)      186,789         1,585,839
Xilinx, Inc.                                           88,600         2,626,990
                                                                   -------------
                                                                     13,864,841
                                                                   -------------
SOFTWARE (3.6%)
Agile Software Corp. (a)                               54,100           441,997
Altiris, Inc. (a)                                      11,546           409,075
Interwoven, Inc. (a)                                   33,561           365,144
Intuit, Inc. (a)                                       27,500         1,210,275
NAVTEQ Corp. (a)                                       12,500           579,500
Opsware, Inc. (a)                                      73,300           538,022
Red Hat, Inc. (a)                                      45,200           603,420
Salesforce.com, Inc. (a)                               43,100           730,114
SAP AG (b)                                             24,225         1,070,987
                                                                   -------------
                                                                      5,948,534
                                                                   -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                              SHARES       MARKET VALUE
MATERIALS (1.6%)

CHEMICALS (1.6%)
Ecolab, Inc.                                            36,050     $   1,266,437
Praxair, Inc.                                           30,615         1,351,652
                                                                   -------------
                                                                       2,618,089
                                                                   -------------

TELECOMMUNICATION SERVICES (0.9%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Sprint Corp.                                            21,300           529,305
Time Warner Telecom, Inc. (a)                           93,800           408,968
                                                                   -------------
                                                                         938,273
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Telephone & Data Systems, Inc.                           6,800           523,260
                                                                   -------------

TOTAL COMMON STOCKS (COST OF $136,045,394)                           162,117,352
                                                                   -------------

SHORT-TERM INVESTMENT (2.8%)                        PAR VALUE
REPURCHASE AGREEMENT (2.8%)

Repurchase agreement with State Street
Bank & Trust Co., dated 12/31/04, due
01/03/05 at 1.50%, collateralized by U.S.
Treasury Bonds with various maturities to
08/15/29, market value of $4,739,188
(repurchase proceeds $4,637,580) (Cost of
$4,637,000)                                        $ 4,637,000         4,637,000
                                                                   -------------
TOTAL INVESTMENTS (101.3%) (COST
  OF $140,682,394) (c)                                               166,754,352

OTHER ASSETS & LIABILITIES, NET (-1.3%)                               (2,109,668)
                                                                   -------------
NET ASSETS (100.0%)                                                $ 164,644,684
                                                                   =============
NET ASSETS VALUE PER SHARE (26,173,977 SHARES OUTSTANDING)         $        6.29
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Non-income producing security.
   (b) Represents an American Depositary Receipt.
   (c) Cost of investments for federal income tax purposes is $140,908,916.

          Gross unrealized appreciation and depreciation of investments at December 31, 2004 is as follows:

               Gross unrealized appreciation      $   40,972,370
               Gross unrealized depreciation         (15,126,934)
                                                  --------------
                 Net unrealized appreciation      $   25,845,436
                                                  ==============

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004

ASSETS:
   Investments at market value (identified cost $140,682,394)                               $ 166,754,352
   Cash                                                                                            30,897
   Foreign currency (cost of $729)                                                                    747
   Receivable for investments sold                                                              1,286,432
   Dividends and interest receivable                                                               52,117
   Foreign tax reclaim                                                                                 66
                                                                                            -------------
      TOTAL ASSETS                                                                            168,124,611
                                                                                            -------------

LIABILITIES:
   Payable for investments purchased                                                              778,822
   Distributions payable to shareholders                                                        2,204,346
   Investment advisory, administrative and bookkeeping/pricing fees payable                       402,215
   Accrued expenses                                                                                94,544
                                                                                            -------------
      TOTAL LIABILITIES                                                                         3,479,927
                                                                                            -------------
NET ASSETS                                                                                  $ 164,644,684
                                                                                            =============

NET ASSETS REPRESENTED BY:
   Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
      26,173,977 shares outstanding)                                                         $ 147,055,864
   Accumulated net investment loss                                                                    (28)
   Accumulated net realized loss on investments                                                (8,483,128)
   Net unrealized appreciation on investments and foreign currency translations                26,071,976
                                                                                            -------------

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF COMMON STOCK ($6.29 PER SHARE)                                                           $ 164,644,684
                                                                                            =============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
   Dividends                                                                          $      743,204
   Interest                                                                                   35,513
                                                                                      --------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
         WITHHELD AT SOURCE WHICH AMOUNTED TO $5,670)                                        778,717

EXPENSES:
   Investment advisory fee                                          $    1,254,674
   Administrative fee                                                      313,998
   Bookkeeping and pricing fees                                             38,166
   Custodian fees                                                           25,438
   Transfer agent fees                                                     112,690
   Shareholder communication expenses                                      138,546
   Directors' fees and expenses                                             32,291
   NYSE fee                                                                 42,818
   Miscellaneous expense                                                   109,102
                                                                    --------------
      TOTAL EXPENSES                                                                       2,067,723
                                                                                      --------------
      CUSTODY EARNINGS CREDIT                                                                   (244)
                                                                                      --------------
      NET EXPENSES                                                                         2,067,479
                                                                                      --------------
NET INVESTMENT LOSS                                                                       (1,288,762)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions:
   Proceeds from sales                                                  54,704,358
   Cost of investments sold                                             45,525,335
                                                                    --------------
      Net realized gain on investment transactions                                         9,179,023

Net unrealized appreciation on investments and foreign currency:
   Beginning of year                                                    23,502,837
   End of year                                                          26,071,976
                                                                    --------------
      Change in unrealized appreciation-net                                                2,569,139
                                                                                      --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   10,459,400
                                                                                      ==============

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED DECEMBER 31,
                                                                       --------------------------------
                                                                            2004              2003
OPERATIONS:

   Net investment loss                                                 $   (1,288,762)   $   (1,229,500)
   Net realized gain on investment transactions                             9,179,023         7,575,247
   Change in unrealized appreciation (depreciation)-net                     2,569,139        31,904,250
                                                                       --------------    --------------
   Net increase in net assets resulting from operations                    10,459,400        38,249,997
                                                                       --------------    --------------
DISTRIBUTIONS DECLARED FROM:

   Paid-in capital                                                         (7,258,640)       (5,634,283)
   Net realized gain on investments                                        (8,767,776)       (7,098,747)
                                                                       --------------    --------------
   Total distributions                                                    (16,026,416)      (12,733,030)
                                                                       --------------    --------------
CAPITAL TRANSACTIONS:

   Proceeds from rights offering                                                   --        18,754,401
   Dividend reinvestments                                                   7,306,720         6,412,884
                                                                       --------------    --------------
   Increase in net assets from capital share transactions                   7,306,720        25,167,285
                                                                       --------------    --------------
   Total increase in net assets                                             1,739,704        50,684,252

NET ASSETS:

   Beginning of year                                                      162,904,980       112,220,728
                                                                       --------------    --------------

   End of year (including accumulated net
   investment loss of $28 and $0, respectively)                        $  164,644,684    $  162,904,980
                                                                       --------------    --------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                  2004         2003         2002         2001
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $   6.51     $   5.44     $   8.31     $  10.86
                                                --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (loss)                    (0.05)       (0.06)       (0.07)       (0.09)
   Net realized and unrealized gain
      (loss) on investments                         0.46         1.79        (2.13)       (1.50)
                                                --------     --------     --------     --------
Total from Investment Operations                    0.41         1.73        (2.20)       (1.59)
                                                --------     --------     --------     --------
Less Distributions from:
   Net investment income                              --           --           --           --
   Paid-in capital                                 (0.29)       (0.26)       (0.67)       (0.92)
   Realized capital gain                           (0.34)       (0.32)          --           --
   In excess of realized capital gain                 --           --           --           --
                                                --------     --------     --------     --------
Total Distributions                                (0.63)       (0.58)       (0.67)       (0.92)
                                                --------     --------     --------     --------
Change due to rights offering (a)                     --        (0.08)          --        (0.04)
Impact of shares issued
   in dividend reinvestment (b)                       --           --           --           --
                                                --------     --------     --------     --------
Total Distributions, Reinvestments
   and Rights Offering                             (0.63)       (0.66)       (0.67)       (0.96)
                                                --------     --------     --------     --------
Net asset value at end of year                  $   6.29     $   6.51     $   5.44     $   8.31
                                                ========     ========     ========     ========
Market price at end of year                     $   6.61     $   6.83     $   5.05     $   8.33
                                                ========     ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                             6.7%        33.7%       (27.2)%      (13.7)%
Based on market price                                6.9%        51.1%       (32.6)%       (0.5)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)            $    165     $    163     $    112     $    163
Ratio of expenses to average net assets (d)         1.31%        1.34%        1.38%        1.41%
Ratio of net investment income (loss)
   to average net assets (d)                       (0.82)%      (0.94)%      (1.07)%      (1.12)%
Portfolio turnover rate                               28%          37%          25%          41%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

                                              See Notes to Financial Statements.

                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                  2000         1999         1998         1997         1996        1995(e)
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $  13.44     $  13.03     $  12.89     $  11.27     $  10.55     $   9.95
                                                --------     --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (loss)                    (0.09)       (0.05)       (0.03)       (0.02)        0.01         0.31
   Net realized and unrealized gain
      (loss) on investments                        (1.15)        1.83         1.73         2.88         1.86         1.05
                                                --------     --------     --------     --------     --------     --------
Total from Investment Operations                   (1.24)        1.78         1.70         2.86         1.87         1.36
                                                --------     --------     --------     --------     --------     --------
Less Distributions from:
   Net investment income                              --           --           --           --        (0.01)       (0.31)
   Paid-in capital                                 (0.05)          --        (0.83)          --           --           --
   Realized capital gain                           (1.22)       (1.23)       (0.52)       (1.24)       (1.01)       (0.45)
   In excess of realized capital gain              (0.07)          --           --           --           --           --
                                                --------     --------     --------     --------     --------     --------
Total Distributions                                (1.34)       (1.23)       (1.35)       (1.24)       (1.02)       (0.76)
                                                --------     --------     --------     --------     --------     --------
Change due to rights offering (a)                     --           --        (0.21)          --           --           --

Impact of shares issued
   in dividend reinvestment (b)                       --        (0.14)          --           --        (0.13)          --
                                                --------     --------     --------     --------     --------     --------
Total Distributions, Reinvestments
   and Rights Offering                             (1.34)       (1.37)       (1.56)       (1.24)       (1.15)       (0.76)
                                                --------     --------     --------     --------     --------     --------
Net asset value at end of year                  $  10.86     $  13.44     $  13.03     $  12.89     $  11.27     $  10.55
                                                ========     ========     ========     ========     ========     ========
Market price at end of year                     $  9.438     $ 10.813     $ 11.438     $ 11.938     $  9.250     $  9.375
                                                ========     ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                            (9.1)%       15.9%        15.3%        27.3%        18.3%        14.6%

Based on market price                               (1.8)%        6.2%         9.3%        43.6%         9.3%        19.3%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)            $    180     $    219     $    199     $    167     $    137     $    120
Ratio of expenses to average net assets (d)         1.21%        1.20%        1.22%        1.20%        1.35%        1.42%
Ratio of net investment income (loss)
   to average net assets (d)                       (0.71)%      (0.37)%      (0.22)%      (0.18)%       0.06%        2.87%
Portfolio turnover rate                               62%          71%          33%          57%          51%          82%

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2004

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

FUND SHARES

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

     Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

     Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

ACCUMULATED NET       ACCUMULATED
INVESTMENT LOSS    NET REALIZED LOSS   PAID-IN CAPITAL
----------------   -----------------   ---------------
    $ 1,288,734         $ 8,767,776      $ (10,056,510)

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                 12/31/04        12/31/03
                               ------------    -----------
Distributions paid from:
Ordinary income                $  8,767,776    $ 7,098,737
Long-term capital gain                   --             --
                               ------------    -----------
                                  8,767,776      7,098,737
Return of capital                 7,326,081      4,528,603
                               ------------    -----------
                               $ 16,093,857     11,627,340

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED          UNDISTRIBUTED               NET
        ORDINARY              LONG-TERM             UNREALIZED
         INCOME             CAPITAL GAINS         APPRECIATION*
     -------------          -------------         -------------
           $ --                     $ --          $  25,845,436

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

The following capital loss carryforwards, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

       YEAR OF         CAPITAL LOSS
     EXPIRATION        CARRYFORWARD
     ----------        ------------
        2010           $  8,256,606

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income. Capital loss carryforwards of $8,767,776 were utilized during the year ended December 31, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Liberty Asset Management Company ("LAMCO"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor of the Fund. Prior to April 1, 2004, LAMCO was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by BOA. The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

LAMCO receives a quarterly investment advisory fee based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.80%
         Over $300 million                0.72%

Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.40%
         Over $300 million                0.36%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a quarterly administration fee based on the Fund's average weekly net assets at the following annual rates:

      AVERAGE WEEKLY NET ASSETS         FEE RATE
      -------------------------         --------
         First $300 million               0.20%
          Over $300 million               0.18%

PRICING AND BOOKKEEPING FEES

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of BOA and an affiliate of LAMCO, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate was 0.024%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement

FEES PAID TO OFFICERS

With the exception of one officer, all officers of the Fund are employees of LAMCO or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Directors appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,506 to Columbia for such services. This amount is included in "Miscellaneous expense" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $43,853,043 and $54,420,375, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $1,206.

NOTE 7. CAPITAL TRANSACTIONS

In a rights offering commencing August 12, 2003, shareholders exercised rights to purchase 3,305,213 shares at $5.72 per share for proceeds, net of expenses, of $18,754,401. During the year ended December 31, 2004 and the year ended December 31, 2003, distributions in the amount of $7,306,720 and $6,412,884, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,166,652 and 1,083,624 shares, respectively.

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by another independent registered public accounting firm whose report dated February 12, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2005

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects other- wise by writing to the agent for participants in the Plan, EquiServe Trust Company, N.A. (the "Plan Agent"), P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)

All 2004 distributions whether received in cash or shares of theFund consist of the following:

(1)  ordinary dividends and

(2)  return of capital

The table below details the breakdown of each 2004 distribution for federal income tax purposes.

TAX STATUS OF 2004 DISTRIBUTIONS

                                       ORDINARY DIVIDENDS            LONG-TERM
                      AMOUNT     ------------------------------       CAPITAL        RETURN OF
  DATE PAID         PER SHARE      QUALIFIED      NON-QUALIFIED        GAINS          CAPITAL
  *01/02/04         $    0.16         4.39%           48.61%             --            47.00%

   03/22/04         $    0.17         4.39%           48.61%             --            47.00%

   06/28/04         $    0.16         4.39%           48.61%             --            47.00%

   10/04/04         $    0.15         4.39%           48.61%             --            47.00%

 **01/03/05         $    0.15           --               --              --               --

* Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2004.

** Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2005.

FOR CORPORATE SHAREHOLDERS

8% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

DIRECTORS AND OFFICERS

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                                                                               NUMBER OF
                               POSITION         TERM OF                PRINCIPAL             PORTFOLIOS IN
                             WITH LIBERTY      OFFICE AND            OCCUPATION(S)           FUND COMPLEX           OTHER
      NAME (AGE)               ALL-STAR        LENGTH OF              DURING PAST              OVERSEEN         DIRECTORSHIPS
     AND ADDRESS              GROWTH FUND       SERVICE               FIVE YEARS              BY DIRECTOR            HELD
DISINTERESTED DIRECTORS

John A. Benning (70)           Director         Director      Retired since December, 1999;        2         TT International
c/o Liberty Asset                             Since 2002;     Senior Vice President,                         USA (investment
Management Company                            Term expires    General Counsel and                            company)
One Financial Center                             2005         Secretary, Liberty Financial
Boston, MA 02111                                              Companies Inc. (July, 1985
                                                              to December, 1999); Vice
                                                              President, Secretary and
                                                              Director, Liberty Asset
                                                              Management Company (August,
                                                              1985 to December, 1999).

James E. Grinnell (75)         Director         Director      Private investor since               2         None
c/o Liberty Asset                              Since 1994;    November 1988; President and
Management Company                            Term Expires    Chief Executive Officer,
One Financial Center                              2006        Distribution Management
Boston, MA 02111                                              Systems, Inc.(1983 to May
                                                              1986); Senior Vice
                                                              President, Operations, The
                                                              Rockport Company (importer
                                                              and distributor of shoes)
                                                              (May 1986 to November 1988).

Richard W. Lowry (68)        Chairman and       Director      Private Investor since 1987         106        None
c/o Liberty Asset              Director        Since 1994;    (formerly Chairman and Chief
Management Company                            Term Expires    Executive Officer,
One Financial Center                               2007       U.S.Plywood Corporation
Boston, MA 02111                                              (building products
                                                              manufacturer).

John J.Neuhauser (61)          Director         Director      Academic Vice President and         106        Saucony, Inc.
c/o Liberty Asset                              Since 1998;    Dean of Faculties since                        (athletic footwear)
Management Company                            Term Expires    August 1999, Boston College
One Financial Center                              2006        (formerly Dean, Boston
Boston, MA 02111                                              College School of Management
                                                              from September 1977 to
                                                              September 1999).

INTERESTED DIRECTOR

William E. Mayer* (64)         Director         Director      Managing Partner, Park              106        Lee Enterprises
c/o Liberty Asset                              Since 1998;    Avenue Equity Partners                         (print media); WR
Management Company                            Term Expires    (private equity) since                         Hambrecht + Co
One Financial Center                              2005        February 1999 (formerly                        (financial service
Boston, MA 02111                                              Founding Partner, Development                  provider)
                                                              Capital, LLC from November
                                                              1996 to February 1999).

*A DIRECTOR WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR GROWTH FUND, INC. OR LAMCO. MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.

                                        POSITION         YEAR FIRST
                                      WITH LIBERTY       ELECTED OR
                                        ALL-STAR          APPOINTED              PRINCIPAL OCCUPATION(S) DURING
    NAME (AGE) AND ADDRESS             GROWTH FUND        TO OFFICE                     PAST FIVE YEARS
OFFICERS

William R. Parmentier,Jr.(52)        President and          1998       President (since June 1998) and Chief Investment
Liberty Asset Management Company    Chief Executive                    Officer (since April 1995), Senior Vice President
One Financial Center                    Officer                        (May 1995 to June 1998), Liberty Asset Management.
Boston, MA 02111

Mark T. Haley,CFA (40)                Vice President         1999      Vice President-Investments (since January
Liberty Asset Management Company                                       1999), Director of Investment Analysis (December
One Financial Center                                                   1996 to December 1998), Investment Analyst
Boston, MA 02111                                                       (January 1994 to November 1996), Liberty Asset
                                                                       Management.

Fred H.Wofford (49)                  Vice President         2003       Director of Funds Operations (since March
Liberty Asset Management Company                                       2003), Liberty Asset Management (formerly Director
One Financial Center                                                   of Investment Compliance, Deutsche Asset
Boston, MA 02111                                                       Management from February 1999 to March 2003;
                                                                       Manager of Fund Administration, BankBoston 1784
                                                                       Funds from November 1995 to February 1999).

J. Kevin Connaughton (40)              Treasurer            2000       Treasurer of the Columbia Funds since October
One Financial Center                                                   2003 and of the Liberty All-Star Funds since
Boston, MA 02111                                                       December 2000 (formerly Chief Accounting Officer
                                                                       and Controller of the Columbia Funds and of the
                                                                       Liberty All-Star Funds from February 1998 to
                                                                       October 2000); Vice President of Columbia
                                                                       Management Advisors, Inc. since April
                                                                       2003; Treasurer of the Galaxy Funds since
                                                                       September 2002; (formerly Treasurer of the
                                                                       Columbia Management Multi-Strategy Hedge Fund,
                                                                       LLC from December 2002 to December 2004; formerly
                                                                       Vice President of Colonial Management
                                                                       Associates, Inc.from February 1998 to October
                                                                       2000).

Mary Joan Hoene (55)                     Chief              2004       Senior Vice President and Chief Compliance
40 West 57th Street                   Compliance                       Officer of the Columbia Funds, the Galaxy Fund,
New York, NY 10019                      Officer                        Nations Funds and of the Liberty All-Star Funds
                                                                       since August 2004 and the BACAP Registered Hedge
                                                                       Funds since October 2004 (formerly Partner,
                                                                       Carter, Ledyard & Milburn LLP from January 2001
                                                                       to August 2004; Counsel, Carter, Ledyard &
                                                                       Milburn LLP from November 1999 to December 2000;
                                                                       Vice President and Counsel, Equitable Life
                                                                       Assurance Society of the United States from April
                                                                       1998 to November 1999).

                                        POSITION         YEAR FIRST
                                      WITH LIBERTY       ELECTED OR
                                        ALL-STAR          APPOINTED              PRINCIPAL OCCUPATION(S) DURING
    NAME (AGE) AND ADDRESS             GROWTH FUND        TO OFFICE                     PAST FIVE YEARS
OFFICERS (CONTINUED)

Michael G. Clarke (35)                   Chief              2004       Chief Accounting Officer of the Columbia Funds
One Financial Center                  Accounting                       and of the Liberty All-Star Funds since October
Boston, MA 02111                        Officer                        2004 (formerly Controller of the Columbia Funds
                                                                       and of the Liberty All-Star Funds from May 2004
                                                                       to October 2004; Assistant Treasurer from
                                                                       June, 2002 to May 2004; Vice President, Product
                                                                       Strategy & Development of the Liberty Funds Group
                                                                       from February 2001 to June 2002; Assistant
                                                                       Treasurer of the Liberty Funds and of the Liberty
                                                                       All-Star Funds from August 1999 to February
                                                                       2001; Audit Manager, Deloitte & Touche LLP from May
                                                                       1997 to August 1999).

Jeffrey R. Coleman (35)                Controller           2004       Controller of the Columbia Funds and of the
One Financial Center                                                   Liberty All-Star Funds since October 2004
Boston, MA 02111                                                       (formerly Vice President of CDC IXIS Asset
                                                                       Management Services, Inc. and Deputy Treasurer of
                                                                       the CDC Nvest Funds and Loomis Sayles Funds from
                                                                       February 2003 to September 2004; Assistant Vice
                                                                       President of CDC IXIS Asset Management
                                                                       Services, Inc. and Assistant Treasurer of the CDC
                                                                       Nvest Funds from August 2000 to February 2003; Tax
                                                                       Manager of PFPC Inc. from November 1996 to August
                                                                       2000).

David A. Rozenson (50)                 Secretary            2003       Secretary of the Liberty All-Star Funds since
One Financial Center                                                   December 2003; Associate General Counsel of Bank
Boston, MA 02111                                                       of America Corporation since April 2004; Senior
                                                                       Counsel of FleetBoston Financial Corporation from
                                                                       1996 to April 2004; Associate General Counsel of
                                                                       Columbia Management Group from November 2002 to
                                                                       April 2004.

[ALL STAR(R) GROWTH FUND LOGO]

FUND MANAGER

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL

Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS

John A. Benning*
James E. Grinnell*
Richard W. Lowry*, Chairman
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS

William R. Parmentier, Jr.,
President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Mary Joan Hoene, Chief Compliance Officer
Michael G. Clarke, Chief Accounting Officer
Jeffrey R. Coleman, Controller
David A. Rozenson, Secretary
*Member of the audit committee.

A description of the fund's proxy voting policies and procedures is available
(i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ASG LISTED NYSE LOGO]

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[ALL STAR(R) GROWTH FUND LOGO]

Liberty Asset Management Company
Fund Manager
One Financial Center
Boston, Massachuserrs 0211
617-772-3626
www.all-starfunds.com

[ASG LISTED NYSE LOGO]

A MEMBER OF THE
[CLOSED-END FUND ASSOCIATION INC. LOGO]
www.closed-endfunds.com

IMAGE OF THE NEW YORK STOCK EXCHANGE
FACADE USED WITH PERMISSION OF NYSE.

ITEM 2. CODE OF ETHICS.

    (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

    (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Audit Committee is composed of four of the registrant's independent directors who are not affiliated with the registrant's investment adviser. The Board has determined that each of the audit committee members is "financially literate" and that at least one member has "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

        Under the Sarbanes-Oxley Act, if the Board of Directors has not determined that a "financial expert," a new term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board of Directors has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

1. The financial statements of and accounting principles applying to registered investment companies such as the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting

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   issues are valuation of securities and other assets (regulated under the
   Investment Company Act of 1940 (the "1940 Act") and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for registered investment companies.

2. During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3. The current members of the audit committee have many years of aggregate experience serving on this audit committee and in the Board's judgment, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant's financial statements, tax laws applying to the registrant, the registrant's internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4. The audit committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                       2004           2003
                                       $ 24,700       $ 27,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In fiscal year 2003, Audit Fees include a proxy review and issuance of a consent letter in connection with a rights offering.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

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                                       2004           2003
                                       $ 4,000        $ 4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                       2004           2003
                                       $ 2,600        $ 2,600

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                       2004           2003
                                       $ 0            $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related

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Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

    - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

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    -    The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
    - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
    - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

    -    A general description of the services, and

    -    Actual billed and projected fees, and
    - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). John A. Benning, James E. Grinnell, Richard W. Lowry and John J. Neuhauser are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Liberty Asset Management Company (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee includes a representative from Liberty Asset Management Company and representatives from the Advisor's equity investments and equity research functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on an annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the six month period ended December 31, 2004, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 ("Exchange Act"), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

    (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Liberty All-Star Growth Fund, Inc.
            ---------------------------------------------------------


By (Signature and Title)   /S/ William R. Parmentier, Jr.
                        ---------------------------------------------
                           William R. Parmentier, Jr., President


Date                       March 4, 2005
    -----------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /S/ William R. Parmentier, Jr.
                        ---------------------------------------------
                           William R. Parmentier, Jr., President


Date                       March 4, 2005
    -----------------------------------------------------------------


By (Signature and Title)   /S/ J. Kevin Connaughton
                        ---------------------------------------------
                           J. Kevin Connaughton, Treasurer


Date                       March 4, 2005
    -----------------------------------------------------------------